UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 27, 2016

PARKERVISION, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	000-22904	59-2971472
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7915 Baymeadows Way, Jacksonville, Florida	32256
(Address of Principal Executive Offices)	(Zip Code)

(904) 732-6100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

Claims Proceeds Investment Agreement Amendment

On May 27, 2016, Brickell Key Investments LP, (“Brickell”), a special purpose fund under the management of Juridica Asset Management Limited, a Guernsey-based asset manager exercised its right under the Claims Proceeds Investment Agreement (the “Agreement”) with the Company, dated February 25, 2016, to fund $2 million to the Company (“Additional Funds”) to be used to pay the Company’s legal fees and expenses in connection with specified future patent enforcement actions. The Agreement was amended to provide that one-half of the Additional Funds will be restricted for a specific use with the remainder usable by the Company for working capital purposes.

The Agreement amendment also provides that the Company will repay and compensate Brickell for the Additional Funds on substantially the same terms and conditions set forth in the Agreement as disclosed under Item 1.01 of the Company’s Current Report on Form 8-K filed on February 26, 2016 and incorporated herein by reference.

Warrant

In connection with the additional funding provided by Brickell, the Company exchanged Brickell’s warrant to purchase up to 250,000 shares of the Company’s common stock at an exercise price of $3.50 per share issued in connection with entering into the Agreement (the “Original Warrant”) for a new warrant to purchase up to 350,000 shares of the Company’s common stock at an exercise price of $2.00 per share (the “Replacement Warrant”). The Replacement Warrant is exercisable for five years from the date of issuance. The Replacement Warrant provides the identical piggy-back registration rights and other rights as the Original Warrant as disclosed under Item 3.02 of the Company’s Current Report on Form 8-K filed on February 26, 2016 and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation

The information set forth in the first and second paragraph under Item 1.01 is incorporated under this Item 2.03 by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in the third paragraph under Item 1.01 is incorporated under this Item 3.02 by reference.

Item 7.01.	Regulation FD Disclosure.

On May 31, 2016, the Company issued a press release announcing the additional funding. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, and the exhibits related thereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01, and the exhibits related thereto, shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

99.1	Press release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 31, 2016

PARKERVISION, INC.

By:	/s/ Cynthia Poehlman
Cynthia Poehlman
Chief Financial Officer

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